EXHIBIT 10.5

After Recording Mail To:

KeyBank National Association

Real Estate Capital

Mailcode: WA-31-18-0385

601 - 108th Avenue N.E., 3rd Floor

Bellevue, WA 98004

Attn: Regan Frick

SUBORDINATION, NONDISTURBANCE

AND ATTORNMENT AGREEMENT

AND ESTOPPEL CERTIFICATE

GRANTOR: (Tenant)	KORRY ELECTRONICS CO., a Delaware corporation

GRANTEE: (Lender)	KEYBANK NATIONAL ASSOCIATION, a national banking association

LEGAL	Ptn of SE 1/4, 22-28N-04E, and Ptn NE 1 /4 27-28N-04E
DESCRIPTION	The complete legal description is on Exhibit A.

TAX PARCEL ACCOUNT NUMBERS	280422-004-003-00; 280427-001-001-00

THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT AND ESTOPPEL CERTIFICATE is made this 30th day of July, 2008, between KEYBANK NATIONAL ASSOCIATION, a national banking association (“Lender”) and KORRY ELECTRONICS CO., a Delaware corporation (“Tenant”).

Recitals

CAPSTONE PF LLC, a Washington limited liability company (“Landlord”) is the ground lessee of real property (“Property”) located in Snohomish County, Washington, and legally described on Exhibit A. Tenant is leasing the Property from Landlord under that certain Building Lease and Sublease dated March 26, 2008, as amended by First Amendment to Building Lease and Sublease dated June 25, 2008, and by Second Amendment to Building Lease and Sublease dated July 30, 2008 (the “Lease”). Lender has agreed to make a loan (“Loan”) to Landlord, secured by a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing and an Assignment of Rents and Leases (together, the “Security Instruments”) encumbering Landlord’s

-1-	Lease Subordination

leasehold interest in the Property. The Security Instruments constitute an assignment to Lender of all right, title, and interest of Landlord under the Lease as security for the Loan. The Security Instruments were recorded on July     , 2008 under Snohomish County Recording Nos.                      and                     . Lender’s agreement to make the Loan is conditioned on Tenant’s subordination of the Lease to the Security Instruments, and Tenant’s agreement to attorn to Lender if Lender obtains title to the Property by foreclosure or deed in lieu of foreclosure. Tenant is willing to do so in consideration of the benefits to Tenant from the Loan and the Lease and Lender’s agreement not to disturb Tenant’s possession of the Property under the Lease, and Landlord is also executing this Agreement to indicate its consent and agreement to the terms contained herein.

Agreement

NOW, THEREFORE, Lender and Tenant agree as provided below.

1.	Subordination. Tenant hereby subordinates the Lease and all of its rights thereunder to the Security Instruments and all of Lender’s rights thereunder, including any and all renewals, modifications and extensions thereof.

2.	Nondisturbance. Lender agrees that if Lender obtains title to the Property by foreclosure or deed in lieu of foreclosure, Lender shall be bound to Tenant under all the terms and conditions of the Lease (except as provided in this Agreement), the Lease shall continue in full force and effect as a direct lease in accordance with its terms (except as provided in this Agreement) between Lender and Tenant. Tenant’s possession of the Property under the Lease shall not be disturbed by Lender during the term of the Lease and Lender shall not join Tenant in any action or proceeding for the purpose of terminating the Lease, except upon the occurrence of a default by Tenant under the Lease and the continuance of such default beyond any cure period given to Tenant under the Lease. Lender agrees that all condemnation awards and insurance proceeds payable to Landlord or Lender with respect to the Property shall be paid and applied to restoration of the Property in accordance with the provisions for condemnation and casualty under the Lease provided that, with respect to any casualty, Tenant ratifies its obligations under the Lease including, without limitation, its obligation to repair and replace any “Tenant Improvements” (as defined in the Lease) damaged or destroyed by such casualty.

3.	Attornment. If Lender obtains title to the Property by foreclosure or deed in lieu of foreclosure, Tenant shall attorn to Lender and recognize Lender as the landlord under the Lease for the unexpired term of the Lease. Such attornment shall be effective without Lender being (a) subject to any offsets or defenses arising out of any prior act or omission of Landlord (but the foregoing shall not limit either (i) Tenant’s right to exercise against Lender any offset rights otherwise available to Tenant under the Lease because of events occurring after the date of attornment, or (ii) Lender’s obligation to correct any conditions that existed as of the date of attornment and violated Lender’s obligations as successor landlord under the Lease), (b) liable for any prior act or

-2-	Lease Subordination

omission of Landlord, (c) bound by any amendment, modification, or waiver of any of the provisions of the Lease, or by any separate agreement between Landlord and Tenant relating to the Property, unless any such action was taken with the prior written consent of Lender, (d) liable for the return of any security or other deposit unless the deposit has been paid to Lender, or (e) bound by any payment of rent or other monthly payment under the Lease made by Tenant more than one month in advance of the due date, unless the same was paid to, and received by, Lender. Lender and Tenant specifically agree that the right of first offer contained in Section 10.5 of the Lease shall not be triggered by or eliminated by any foreclosure or deed in lieu of foreclosure, that such right of first offer will not terminate upon Lender obtaining title to the Property by foreclosure or deed in lieu of foreclosure, and that such right of first offer shall continue to be recognized after foreclosure or deed in lieu of foreclosure. Lender and Tenant specifically agree that the option to purchase contained in Section 10.6 of the Lease shall not be triggered by or eliminated by any foreclosure or deed in lieu of foreclosure, that such option to purchase will not terminate upon Lender obtaining title to the Property by foreclosure or deed in lieu of foreclosure, and that such option to purchase shall continue to be recognized after foreclosure or deed in lieu of foreclosure. Lender’s obligations as landlord under the Lease after obtaining title to the Property by foreclosure or deed in lieu of foreclosure shall terminate upon Lender’s subsequent transfer of its interest in the Property.

4.	Termination of Lease. If Lender obtains title to the Property by foreclosure or deed in lieu of foreclosure and Landlord’s obligation under the Lease to construct the “Base Building Improvements” has not been substantially completed, Lender will cause the Base Building Improvements to be completed as soon as reasonably possible thereafter but only if the undisbursed proceeds of the Loan are sufficient to pay all of the costs of completion. If Lender reasonably determines that the undisbursed proceeds of the Loan are not sufficient, it will give notice thereof to Tenant and the Lease will terminate unless, within thirty (30) days after the date of such notice, Tenant agrees to pay the excess costs and provides assurances of payment reasonably acceptable to Lender.

5.	Covenants of Tenant. Tenant covenants and agrees with Lender as follows:

5.1	Upon written demand from Lender which is also sent to Landlord, Tenant shall pay to Lender all rent and other payments otherwise payable to Landlord under the Lease. The consent and approval of Landlord to this Agreement shall constitute an express authorization for Tenant to make such payments to Lender and a release and discharge of all liability of Tenant to Landlord for any such payments made to Lender, and Landlord agrees that Tenant shall have the right to rely on any such notice from Lender without incurring any obligation or liability to Landlord, and Tenant is hereby instructed to disregard any notice to the contrary received from Landlord or any third party. All such payments made by Tenant to Lender shall be credited to installments of rent otherwise payable to Landlord under the Lease.

-3-	Lease Subordination

5.2	Tenant shall enter into no material amendment or modification of the Lease without Lender’s prior written consent.

5.3	Tenant shall not subordinate its rights under the Lease to any other mortgage, deed of trust or other security instrument without the prior written consent of Lender.

5.4	If the Lease is rejected or deemed rejected in any bankruptcy proceeding with respect to Landlord, Tenant shall not exercise its option to treat the Lease as terminated under 11 U.S.C. § 365(h), as amended.

5.5	Tenant shall not accept any waiver or release of Tenant’s obligations under the Lease by Landlord, or any termination of the Lease by Landlord, without Lender’s prior written consent.

5.6	Tenant shall promptly deliver written notice to Lender of any default by Landlord under the Lease. Lender shall have the right to cure such default within thirty (30) days after the receipt of such notice. Tenant further agrees not to invoke any of its remedies under the Lease until the thirty (30) days have elapsed, or during any period that Lender is proceeding to cure the default with due diligence, or is attempting to obtain the right to obtain the Property and cure the default.

6.	Effect of Assignment. Notwithstanding that Landlord has assigned its rights under the Lease to Lender as security for the Loan, Lender shall not be liable for any of the obligations of Landlord to Tenant under the Lease until Landlord has obtained title to the Property by foreclosure or deed in lieu of foreclosure, and then only to the extent provided in Section 3 above and this Section 6. Notwithstanding any provision in the Lease to the contrary, if Lender has obtained title to the Property, its liability under the Lease shall be limited to Lender’s interest in the Property and any proceeds therefrom, and any judgment against Lender will be enforceable solely against Lender’s interest in the Property and any proceeds therefrom.

7.	Estoppel Certifications. Tenant hereby certifies to Lender as provided below.

7.1	The Lease constitutes the entire agreement between Landlord and Tenant relating to the Property.

7.2	The Lease is in full force and effect, and has not been amended, modified, or assigned by Tenant.

7.3	Tenant has no present claim, offset or defense under the Lease, and Tenant has no knowledge of any uncured default by Landlord under the Lease.

-4-	Lease Subordination

7.4	Tenant has no knowledge of any prior sale, transfer, assignment, hypothecation or pledge of Landlord’s interest under the Lease or of the rents due under the Lease.

7.5	Except as otherwise provided in the Lease, Tenant has made no agreements with Landlord concerning free rent, partial rent, rebate of rental payments, setoff, or any other type of rental concession.

7.6	Except as set out in the Lease, Tenant has no options or rights of first refusal with respect to acquiring the Property.

8.	Costs and Attorneys’ Fees. In the event of any claim or dispute arising out of this Agreement, the party that substantially prevails shall be awarded, in addition to all other relief, all attorneys’ fees and other costs and expenses incurred in connection with such claim or dispute; including without limitation those fees, costs, and expenses incurred before or after suit, and in any arbitration, and any appeal, any proceedings under any present or future bankruptcy act or state receivership, and any post-judgment proceedings.

9.	Notices. All notices to be given under this Agreement shall be in writing and personally delivered or mailed, postage prepaid, certified or registered mail, return receipt requested, to Lender at the address indicated on the first page of this Agreement, and to Tenant at its address indicated below. All mailed notices shall be deemed given three days after the postmark. Either party may change its address by notice to the other.

10.	Miscellaneous. This Agreement may not be modified except in writing and executed by the parties hereto or their successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. As used herein, “Landlord” shall include Landlord’s predecessors and successors in interest under the Lease, and “Lender” shall include any purchaser of the Property at any foreclosure sale and any grantee under any deed in lieu of foreclosure of the Security Instruments. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, such provision shall be considered severed from the rest of this Agreement and the remaining provisions shall continue in full force and effect as if such provision had not been included. This Agreement shall be governed by the laws of the State of Washington.

-5-	Lease Subordination

IN WITNESS WHEREOF, Tenant and Lender have signed this Agreement as of the date first written above.

“Lender” KEYBANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ Regan Frick
Name:
Title:	Vice President

“Tenant” KORRY ELECTRONICS CO., a Delaware corporation

By:	/s/ Dan McFeeley
Name:	Dan McFeeley
Title:	President

Address:
901 Dexter Avenue N. Seattle, WA 98109 Attn: Dan McFeeley Fax No. 206-273-4174

The undersigned Guarantor of Tenant’s Lease obligations hereby agrees and consents to the foregoing Agreement:

ESTERLINE TECHNOLOGIES CORPORATION, a Delaware corporation

By:	/s/ Robert D. George
Name:	Robert D. George
Title:	VP, CFO, Secretary & Treasurer

-6-	Lease Subordination

CONSENTED AND AGREED TO:

“LANDLORD”

CAPSTONE PF LLC, a Washington limited liability company

By:	Capstone Partners NW LLC, Manager

	By:	CBIL Group LLC, Authorized Member

		By:	/s/ Kirk Johnson
Kirk Johnson, Sole Member

Tenant Acknowledgment

STATE OF WASHINGTON	)
	)	ss.
County of King	)

I certify that I know or have satisfactory evidence that Daniel McFeeley is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the President of KORRY ELECTRONICS CO., a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED this 30th day of July, 2008.

[SEAL]	/s/ Kathryn L. Simpson
Notary Public in and for the State of Washington
Kathryn L. Simpson
Name (printed or typed)
residing at Federal Way WA
My appointment expires: 08/29/2009

-7-	Lease Subordination

Lender Acknowledgment

STATE OF WASHINGTON	)
	)	ss.
County of King	)

I certify that I know or have satisfactory evidence that Regan Frick is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Vice President of KEYBANK NATIONAL ASSOCIATION, a national banking association, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED this 30th day of July, 2008.

[SEAL]	/s/ Tammy L. Olson
Notary Public in and for the State of Washington
Tammy L. Olson
Name (printed or typed)
residing at Monroe, WA
My appointment expires: Oct. 19, 2009

-8-	Lease Subordination

Landlord Acknowledgment

STATE OF WASHINGTON	)
	)	ss.
County of King	)

I certify that I know or have satisfactory evidence that Kirk Johnson is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Sole Member of CBIL GROUP LLC, the authorized member of CAPSTONE PARTNERS NW LLC, the manager of CAPSTONE PF LLC, a Washington limited liability, to be the free and voluntary act of CAPSTONE PF LLC for the uses and purposes mentioned in the instrument.

DATED this 30th day of July, 2008.

[SEAL]	/s/ Andrew B. Bassetti
Notary Public in and for the State of Washington
Andrew B. Bassetti
Name (printed or typed)
residing at Mercer Island
My appointment expires: 11-15-2011

-9-	Lease Subordination

EXHIBIT A

Legal Description

The Property is located in Snohomish County, Washington, and is legally described as follows:

THAT PORTION OF THE NORTHEAST QUARTER OF SECTION 27, TOWNSHIP 28 NORTH, RANGE 4 EAST, W.M., AND THAT PORTION OF THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 28 NORTH, RANGE 4 EAST, W.M., LYING NORTHWESTERLY OF BEVERLY PARK - EDMONDS ROAD AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID SECTION 22;

THENCE NORTH 88°42’50” WEST 268.89 FEET ALONG THE SOUTH LINE OF SAID SECTION 22 TO THE NORTHWESTERLY MARGIN OF SAID BEVERLY PARK - EDMONDS ROAD AS SHOWN ON A PROPOSED BINDING SITE PLAN ENTITLED PAINE FIELD AIRPORT SECTOR 6 BINDING SITE PLAN PF NO. 07-104017-006BG;

SAID RIGHT OF WAY MARGIN BEING 50.00 FEET DISTANT FROM AND AT RIGHT ANGLES TO THE CENTERLINE OF SAID BEVERLY PARK - EDMONDS ROAD;

THENCE SOUTH 43°39’01” WEST 150.65 FEET TO AN ANGLE POINT IN SAID RIGHT OF WAY MARGIN OF BEVERLY PARK - EDMONDS ROAD;

THENCE SOUTH 43°38’39” WEST 54.50 FEET ALONG SAID RIGHT OF WAY MARGIN OF BEVERLY PARK - EDMONDS ROAD, TO THE TRUE POINT OF BEGINNING;

THENCE CONTINUING SOUTH 43°38’39” WEST 776.56 FEET ALONG SAID RIGHT OF WAY MARGIN OF BEVERLY PARK - EDMONDS ROAD, TO THE NORTHEASTERLY LINE OF THAT REAL PROPERTY CONVEYED BY QUITCLAIM DEED TO SNOHOMISH COUNTY PARKS DEPARTMENT RECORDED UNDER SNOHOMISH COUNTY REC. NO. 200211140549;

THENCE NORTH 46°21’21” WEST 30.00 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 300.00 FEET;

THENCE NORTHWESTERLY 137.55 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 26°16’10”;

THENCE NORTH 72°37’31” WEST 130.10 FEET TO THE BEGINNING OF A CURVE CONCAVE NORTHERLY HAVING A RADIUS OF 300.00 FEET;

THENCE NORTHWESTERLY 125.02 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 23°52’35”;

-10-	Lease Subordination

THENCE NORTH 48°44’55” WEST 304.60 FEET;

THENCE NORTH 43°21’18” EAST 469.61 FEET TO THE SOUTH LINE OF SAID SECTION 22;

THENCE CONTINUING NORTH 43°21’18” EAST 38.16 FEET;

THENCE NORTH 63°58’29” EAST 430.05 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 30.00 FEET;

THENCE EASTERLY AND SOUTHEASTERLY 36.48 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 69°40’27”;

THENCE SOUTH 46°21’03” EAST 328.21 FEET TO THE SOUTH LINE OF SAID SECTION 22;

THENCE CONTINUING SOUTH 46°21’03” EAST 178.83 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 22.00 FEET;

THENCE SOUTHERLY AND SOUTHWESTERLY 34.56 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90°00’00” TO THE SAID NORTHWESTERLY MARGIN OF RIGHT OF WAY OF BEVERLY PARK - EDMONDS ROAD AND THE TRUE POINT OF BEGINNING;

SITUATE IN THE COUNTY OF SNOHOMISH, STATE OF WASHINGTON.

-11-	Lease Subordination